UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
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Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): October 4, 2018
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OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Florida (State or other jurisdiction of incorporation)	1-13219 (Commission File Number)	65-0039856 (I.R.S. Employer Identification Number)
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1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409
(Address of principal executive office)
Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿽    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
࿽    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
࿽    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
࿽    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of
this chapter).
Emerging growth company ࿽
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ࿽

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K (the Initial 8-K) filed by Ocwen Financial Corporation on October 4, 2018 to include the pro forma financial information referred to in Item 9.01(b), below, relating to the acquisition of PHH Corporation and should be read in conjunction with the Initial 8-K. Pursuant to the instructions to Item 9.01 of Form 8-K, Ocwen Financial Corporation hereby amends Item 9.01 of the Initial 8-K to include previously omitted pro forma financial information.

Item 9.01    Financial Statements and Exhibits

b)	Pro Forma Financial Information
Unaudited combined pro forma balance sheet of Ocwen Financial Corporation as of June 30, 2018 and unaudited combined statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017 is attached as Exhibit 99.4.

d)	Exhibits

Exhibit Number	Description
99.4
Unaudited combined pro forma balance sheet of Ocwen Financial Corporation as of June 30, 2018 and unaudited combined statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

By: /s/ Catherine M. Dondzila
Catherine M. Dondzila
Senior Vice President and Chief Accounting Officer
(On behalf of the Registrant and as its principal
financial officer)

Date:    December 7, 2018